EXHIBIT (99-11)
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                           Consent of Independent Auditors




          We consent to the reference to our firm under the captions "Condensed Financial Information" and "Experts" and to the use of our report dated February 6, 1995 accompanying the financial statements of Manulife Series Fund, Inc. in Post-effective Amendment No. 16 to the Registration Statement No. 2-85454 on Form N-1A and related Prospectus and Statement of Additional Information of Manulife Series Fund, Inc.


                                                   Ernst & Young LLP

                                                   /s/ERNST & YOUNG LLP




          January 26, 1996
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